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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                October 23, 2000
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                           CUBIST PHARMACEUTICALS, INC
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-21379                 22-3192085
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 (State or Other Jurisdiction       (Commission             (IRS Employer
         of Incorporation)          File Number)          Identification No.)

                 24 Emily Street, Cambridge, Massachusetts 02139
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (617) 576-1999
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         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 22, 2000, the shareholders of TerraGen Discovery, Inc., an British Columbia corporation ("TerraGen"), approved the arrangement (the "Arrangement") under Section 252 of the Company Act (British Columbia) contemplated by the Acquisition Agreement (the "Acquisition Agreement") dated as of August 5, 2000 by and between Cubist Pharmaceuticals, Inc., a Delaware corporation ("Cubist"), C&T Acquisition Corporation, a British Columbia corporation ("C&T"), TerraGen and MDS Capital Corp., a company organized under the laws of the Province of Ontario, Canada, in its capacity as a representative of the shareholders of the TerraGen. The Arrangement became effective at 12:01 a.m. (British Columbia time) on October 23, 2000, and as a result, (i) each issued and outstanding common share of TerraGen (the "TerraGen Common Shares") was exchanged for 0.021323 shares of, at the option of the shareholder, Cubist common stock (the "Cubist Shares") or C&T common stock (the "Exchangeable Shares") and (ii) each issued and outstanding preferred share of TerraGen (the "TerraGen Preferred Shares") was exchanged for 0.030386 shares of, at the option of the shareholder, Cubist Shares or Exchangeable Shares. All of the outstanding options, warrants and convertible debentures of TerraGen were converted into options, warrants or convertible debentures of Cubist. Cubist, through its wholly owned subsidiary C&T, became the beneficial owner of all of the outstanding TerraGen Common Shares and TerraGen Preferred Shares. Each Exchangeable Share (a) entitles its holder to dividends economically equivalent to dividends paid on the Cubist Shares, par value $0.001 per share, (b) is exchangeable for one Cubist share, (c) will, pursuant to the Voting and Exchange Trust Agreement dated as of October 23, 2000 between Cubist, C&T and State Street Bank and Company, in which a share certificate of Cubist Shares, par value $0.001 per share, was deposited, carry the right to vote at meetings of the stockholders of Cubist and (d) entitles its holder to participate in any liquidation of Cubist on the same basis as holders of Cubist Shares.

         The number of Cubist Shares and Exchangeable Shares received by holders of TerraGen Common Shares and TerraGen Preferred Shares, which constitutes the consideration paid by Cubist to such holders of TerraGen Common Shares and TerraGen Preferred Shares, in connection with the Arrangement was determined by negotiations between Cubist and TerraGen.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by this Item 7(a) of Form 8-K and Rule 3-05(b) of Regulation S-X will be filed by amendment to this initial report no later than 60 days after the date of the filing of this report.
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                                      -3-


         (B)      PRO FORMA FINANCIAL INFORMATION.

         In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information required by this Item 7(b) of Form 8-K will be filed by amendment to this initial report no later than 60 days after the date of the filing of this report.

         (C)      EXHIBITS.

         EXHIBIT 2.1: Acquisition Agreement, dated as of August 5, by and between Cubist Pharmaceuticals, Inc., a Delaware corporation ("Cubist"), C&T Acquisition Corporation, a British Columbia corporation ("C&T"), and TerraGen Discovery, Inc., a British Columbia corporation. Does not include Exhibits or Disclosure Schedules. Cubist will furnish a copy of any such omitted exhibit or schedule to the Commission upon request.

         EXHIBIT 2.2:      Plan of Arrangement, Exhibit A to Exhibit 2.1 hereto.

         EXHIBIT 4.1: Shareholders' Agreement, Exhibit C to Exhibit 2.1 hereto.

         EXHIBIT 4.2:      Escrow Agreement, Exhibit D to Exhibit 2.1 hereto.

         EXHIBIT 4.3:      Voting and Exchange Trust Agreement, Exhibit E to
                           Exhibit 2.1 hereto.

         EXHIBIT 4.4 Parent Support Agreement, Exhibit F to Exhibit 2.1 hereto

         EXHIBIT 99:       Press release dated October 25, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CUBIST PHARMACEUTICALS, INC.


                                     By: /s/ Thomas A. Shea
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                                              Thomas A. Shea,
                                              Vice President, Treasurer and
                                              Chief Financial Officer

Dated:  November 7, 2000